Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-1
P & S Agreement Date:                             May 1, 1996
Original Settlement Date:                         May 23, 1996
Series Number of Class A-1 Certificates:          441919AJ6
Series Number of Class A-2 Certificates:          N/A
Original Sale Balance:                            $819,278,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                07/20/98

Investor Certificateholder Floating
     Allocation Percentage                        95.74%
Investor Certificateholder Fixed
     Allocation Percentage                        97.37%

Aggregate Amount of  Collections                  24,389,784.06
     Aggregate Amount of  Interest Collections     5,670,605.99
     Aggregate Amount of  Principal Collections   18,719,178.07
Class A Interest Collections                       5,429,310.17
Class A Principal Collections                     17,999,434.37
Seller Interest Collections                          241,295.82
Seller Principal Collections                         719,743.70
Weighted Average Loan Rate                               13.47%
Net Loan Rate                                            12.47%
Weighted Average Maximum Loan Rate                       18.62%
Class A-1 Certificate Rate                              5.8563%
Maximum Investor Certificate Rate                      12.4700%
Class A-1 Certificate Interest Distributed         2,085,295.44
Class A-1 Investor Certificate Interest
     Shortfall before Draw                                 0.00
Unpaid Class A-1 Certificate Interest
     Shortfall Received                                    0.00
Unpaid Class A-1 Certificate Interest
     Shortfall Remaining                                   0.00
Unpaid Class A-1 Carryover Interest Amount                 0.00
Maximum Principal Dist. Amount (MPDA)             18,225,946.45
Alternative Principal Dist. Amount (APDA)         17,999,434.37
Rapid Amortization Period? (Y=1, N=0)                      0.00
Scheduled Principal  Distribution Amount (SPDA)   17,999,434.37
Principal  allocable to Class A-1                 17,999,434.37
SPDA deposited to Funding Account                          0.00
Subsequent Funding Mortgage Loans Purchased in Period 0.00 Cumulative Subsequent Funding Mortgage
     Loans Purchased                             100,781,997.58
Accelerated Principal Distribution Amount                  0.00
APDA allocable to Class A-1                                0.00
Reimbursement to Credit Enhancer                           0.00

Spread Trigger hit?                                         No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount   788,723.56
Cumulative Investor Liquidation Loss Amount           788,723.56
Total Principal allocable to A-1                   18,788,157.93
Beginning Class A-1 Certificate Principal Balance 457,817,567.99
Ending Class A-1 Certificate Principal Balance     439,029,410.06
Pool Factor (PF)                                       0.5358735
Servicer Certificate                              (Page 2 of  3)
Distribution Date:                                     07/20/98
Retransfer Deposit Amount (non 2.07 transfers)             0.00
Servicing Fees Distributed                           385,015.83
Beg. Accrued and Unpaid Inv. Servicing Fees                0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd              0.00
End. Accrued and Unpaid Inv. Servicing Fees                0.00
Number of Mortgage Loans Retransferred
     pursuant to 2.07                                         0
Cumulative Number of Mortgage Loans Retransferred
     pursuant to 2.07                                          0
Mortgage Loans Retransferred pursuant to 2.07 ($)         0.00
Cumulative Mortgage Loans Retransferred
pursuant to 2.07 ($)                                        0.00
Aggregate Investor Liquidation Loss Amount             788,723.56
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                            482,552,589.03
Ending Pool Balance                               463,728,281.88
Beginning Invested Amount                         462,018,994.99
Ending Invested Amount                            443,230,837.06
Beginning Seller Principal Balance                 20,533,594.04
Ending Seller Principal Balance                    20,497,444.82
Additional Balances                                   719,743.70
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Cert                         0.00%
Ending Funding Account Balance % (after purchase of
Subsequent Loans or release to Certs.)                      0.00%
Principal Balance of Subsequent Funding Loans
     Purchased in Period                                    $0.00
Principal Collections to purchase Additional
Balances and/or paid to Cert.                               $0.00
Excess Funding Amount                                       $0.00
Beginning Spread Account Balance                     2,100,714.00
Ending Spread Account Balance                        2,100,714.00
Beginning Seller Interest                                   4.26%
Ending Seller's Interest                                    4.42%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                         962
     Trust Balance                                 33,157,252.60
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        227
     Trust Balance                                 7,353,675.83
   90+ (Del Stat 3+)
     No. of Accounts                                        567
     Trust Balance                                17,532,657.28
   270+ (Del Stat 9+)
     No. of Accounts                                        251
     Trust Balance                                 8,673,595.80
   REO
     No. of Accounts                                        71
     Trust Balance                                3,020,172.87
Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business
     Days of Required Date ?                                No
   Failure to perform covenant relating to
     Trust's Security Interest ?                            No
   Failure to perform other covenants as described in the
Agreement ?                                                 No
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership
     relating to Seller ?                                   No
   Subject to Investment Company Act of 1940 Regulation ?   No
   Servicing Termination ?                                  No
   Aggregate of Credit Enhancement Draw Amounts
     exceed 1% of the Cut-off Balance and Pre-Fun           No

Servicer Certificate                              (Page 3 of  3)
Distribution Date:                                     07/20/98
Event of Default ?                                          No
   Failure by Servicer to make payment within 5
     Bus. Days of Required Date ?                           No
   Failure by Servicer to perform covenant
     relating to Trust's Security Interest ?                No
   Failure by Servicer to perform other
     covenants as described in the Agreement?               No
   Bankruptcy, Insolvency or Receivership
     relating to Master Servicer ?                          No
   Trigger Event ?                                          No
Policy Fee Distributed to Credit Enhancer
     (Paid directly from HFC)                               N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                           961,039.52
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))         0.00
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                   5.64%
Total  Available Funds
     Aggregate Amount of Collections               24,389,784.06
     Deposit for principal not used to purchase
     subsequent loans                                        0.00
     Interest Earnings on the Pre-Funding Account           0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                         24,389,784.06
Application of Available Funds
     Servicing Fee                                     385,015.83
     Prinicpal and Interest to Class A-1            20,873,453.37
Seller's portion of Principal and Interest             961,039.52
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                 2,170,275.34
     Total                                          24,389,784.06

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders                   (Page 1 of 2)

Distribution Date:                                     07/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating
     Allocation Percentage                             95.7448%
Class A Certificateholder Fixed
     Allocation Percentage                             97.3651%
Beginning Class A-1 Certificate Balance           457,817,567.99
Class A-1 Certificate Rate                             5.856250%
Class A-1 Certificate Interest Distributed             2.545284
Class A-1 Certificate Interest Shortfall Distributed   0.000000
Remaining Unpaid Class A-1 Certificate
     Interest Shortfall                                0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed            22.932580
  Maximum Principal Distribution Amount                22.246352
   Scheduled Principal  Distribution Amount (SPDA)     21.969874
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss
     Amount Distributed                                 0.962706
Total Amount Distributed to Certificateholders         24.515158
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance              439,029,410.06
Class A-1 Factor                                       0.5358735
Pool Factor (PF)                                       0.5358735
Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount      $0
Accrued & Unpaid Interest on Unreimbursed
     Liquidation Loss Amount                                  $0
Class A Servicing Fee                                  385,015.83

Beginning Invested Amount                          462,018,994.99
Ending Invested Amount                             443,230,837.06
Beginning Pool Balance                             482,552,589.03
Ending Pool Balance                                463,728,281.88
Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders                   (Page 2 of 2)

Distribution Date:                                      07/20/98

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         962
     Trust Balance                                 33,157,252.60

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         227
     Trust Balance                                  7,353,675.83

   90+ (Del Stat 3+)
     No. of Accounts                                         567
     Trust Balance                                 17,532,657.28

   REO
     No. of Accounts                                          71
     Trust Balance                                  3,020,172.87

Aggregate Liquidation Loss Amount for
     Liquidated Loans                                  784,887.94
Class A-1 Certificate Rate for Next
     Distribution Date                              To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         3,249.00
     Cumulative Trust Balance                     100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred
     pursuant to 2.07                                          0
    Cumulative Number of Mortgage Loans Retransferred
     pursuant to 2.07                                           0
Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00